UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2012

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO              80112
(Address of Principal Executive Offices)                                  (Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Guarantor and Issuer Summary Historical Combined Financial Information

	Year Ended December 31, (Unaudited)			Nine Months Ended September 30, (Unaudited)		Twelve Months Ended September 30, (Unaudited)
	2008	2009	2010	2010	2011	2011
	(Dollars in thousands)
Combined Statement of Operations Data:
Revenues
Coal	$76,367	$52,643	$52,201	$40,240	$44,186	$56,147
Power	90,006	82,162	87,999	67,662	68,619	88,956
Total revenues	166,373	134,805	140,200	107,902	112,805	145,103
Cost and expenses:
Cost of sales	122,683	107,470	106,682	80,316	81,662	108,028
Depreciation, depletion and amortization	17,059	18,447	18,419	13,803	13,939	18,555
Selling and administrative	21,324	20,498	17,719	12,883	13,050	17,886
Heritage health benefit expenses	32,104	26,813	13,732	11,084	10,496	13,144
Restructuring charges	1,974	—	—	—	—	—
Gain (loss) on sales of assets	(881)	90	117	27	213	303
Other operating income	—	(11,059)	(8,109)	(6,519)	(5,236)	(6,826)
	194,263	162,259	148,560	111,594	114,124	151,090
Operating income (loss)	(27,890)	(27,454)	(8,360)	(3,692)	(1,319)	(5,987)
Other income (expense):
Interest expense	(12,278)	(10,759)	(10,388)	(7,790)	(12,942)	(15,540)
Interest expense attributable to beneficial conversion feature	(8,146)	—	—	—	—	—
Loss on extinguishment of debt	(1,345)	—	—	—	(17,030)	(17,030)
Interest income	1,308	942	423	306	357	474
Other income (loss)	66	6,167	(3,311)	257	(2,854)	(6,422)
	(20,395)	(3,650)	(13,276)	(7,227)	(32,469)	(38,518)
Loss from continuing operations before income taxes	(48,285)	(31,104)	(21,636)	(10,919)	(33,788)	(44,505)
Income tax (benefit) expense from continuing operations	12,048	(13,156)	74	336	545	283
Net loss	(60,333)	(17,948)	(21,710)	(11,255)	(34,333)	(44,788)
Less net income (loss) attributable to noncontrolling interest	—	(1,817)	(2,645)	(1,878)	(2,784)	(3,551)
Net income (loss) attributable to Parent Company	(60,333)	(16,131)	(19,065)	(9,377)	(31,549)	(41,237)

Adjusted EBITDA

Westmoreland Coal Company (the “Company”) is disclosing EBITDA and Adjusted EBITDA figures for the periods indicated below.  EBITDA and Adjusted EBITDA are defined as net income before the effect of the items set forth in the tables below.

	Year Ended December 31, (Unaudited)			Nine Months Ended September 30, (Unaudited)		Twelve Months Ended September 30, (Unaudited)
	2008	2009	2010	2010	2011	2011
	(Dollars in thousands)
Adjusted EBITDA Reconciliation:
Net (loss)	$(48,567)	$(29,162)	$(3,170)	$(621)	$(25,072)	$(27,621)
Income tax (benefit) expense from continuing operations	919	(17,136)	(141)	149	(706)	(996)
Other (income) loss	284	(5,991)	2,587	(907)	2,630	6,125
Interest income	(5,125)	(3,218)	(1,747)	(1,380)	(1,134)	(1,501)
Loss on extinguishment of debt	5,178	—	—	—	17,030	17,030
Interest expense attributable to beneficial conversion feature	8,146	—	—	—	—	—
Interest expense	23,130	23,733	22,992	17,245	22,262	28,008
Depreciation, depletion and amortization	41,387	44,254	44,690	33,435	33,861	45,116
Accretion of ARO and receivable	9,528	9,974	11,540	8,687	8,100	10,953
Amortization of intangible assets and liabilities, net	598	279	590	348	495	737
EBITDA	35,478	22,733	77,341	56,956	57,466	77,851
Restructuring charges	2,009	—	—	—	—	—
Customer reclamation claim(1)	—	4,825	—	—	—	—
(Gain)/loss on sale of assets	(1,425)	191	226	256	415	385
Share-based compensation	2,733	2,552	4,049	3,206	3,808	4,651
Adjusted EBITDA	$38,795	$30,301	$81,616	$60,418	$61,689	$82,887

(1) As a result of a contract dispute at Colstrip Unit 3&4 which occurred in 2008, in the fourth quarter of 2009, the Company recorded a $6.5 million reduction in revenues and an offsetting $1.7 million reduction in cost of sales for this claim.

	Year Ended December 31, (Unaudited)			Nine Months Ended September 30, (Unaudited)		Twelve Months Ended September 30, (Unaudited)
	2008	2009	2010	2010	2011	2011
	(Dollars in thousands)
Combined Guarantor and Issuer Adjusted EBITDA Reconciliation:
Net (loss)	$(60,333)	$(17,948)	$(21,710)	$(11,255)	$(34,333)	$(44,788)
Income tax (benefit) expense from continuing operations	12,048	(13,156)	74	336	545	283
Other income (loss)	(66)	(6,167)	3,311	(257)	2,854	6,422
Interest income	(1,308)	(942)	(423)	(306)	(357)	(474)
Loss on extinguishment of debt	1,345	—	—	—	17,030	17,030
Interest expense attributable to beneficial conversion feature	8,146	—	—	—	—	—
Interest expense	12,278	10,759	10,388	7,790	12,942	15,540
Depreciation, depletion and amortization	17,059	18,447	18,419	13,803	13,939	18,555
Accretion of ARO and receivable	982	1,325	3,058	2,293	2,316	3,081
Amortization of intangible assets and liabilities, net	644	621	621	465	467	623
EBITDA	(9,205)	(7,061)	13,738	12,869	15,403	16,272
Restructuring charges	1,974	—	—	—	—	—
(Gain)/loss on sale of assets	(881)	90	117	27	213	303
Share-based compensation	2,733	2,552	4,049	3,206	3,808	4,651
Adjusted EBITDA	$(5,379)	$(4,419)	$17,904	$16,102	$19,424	$21,226

Kemmerer Pro-Forma EBITDA

In connection with the previously-announced acquisition of the Kemmerer mine (the “Kemmerer Acquisition”), the Company is disclosing Pro Forma EBITDA and Pro Forma Adjusted EBITDA figures for the periods indicated below.  EBITDA and Adjusted EBITDA are defined as net income before the effect of the items set forth in the tables below.  Although the Company conducted what it believes to be a reasonable level of investigation regarding the Kemmerer mine, an unavoidable level of risk remains regarding the actual operating and financial condition of the mine.  For example, the financial statements provided to us in respect of the Kemmerer mine (which form the basis of following pro forma financial information) were prepared by the mine’s current management team, are not audited and may not have been prepared in accordance with generally accepted accounting principles in all respects. The historical financial information was limited and we did not independently verify it. The Company may not, therefore, have an accurate understanding of the historical financial condition and performance of the Kemmerer mine until it actually assumes control of the mine and its operations, and the Company may not be able to ascertain the actual value or understand the potential liabilities of the mine until such time as it incorporates the mine into the Company’s operations.

Pro Forma Adjusted EBITDA Reconciliation:
	Year Ended December 31, 2010	Nine Months Ended September 30, 2011	Twelve Months Ended September 30, 2011
	(Unaudited)	(Unaudited)	(Unaudited)
	Dollars in thousands
Westmoreland Coal Company historical:
Net income (loss)	$(3,170)	$(25,072)	$(27,621)
Income tax (benefit)expense from continuing operations	(141)	(706)	(996)
Other (income) loss	2,587	2,630	6,124
Interest income	(1,747)	(1,134)	(1,501)
Loss on extinguishment of debt	-	17,030	17,030
Interest expense	22,992	22,262	28,009
Depreciation, depletion and amortization	44,690	33,861	45,116
Accretion of ARO and receivable	11,540	8,100	10,953
Amortization of intangible assets and liabilities, net	590	495	737
EBITDA	77,341	57,466	77,851
(Gain)/loss on sale of assets	226	415	385
Share-based compensation	4,049	3,808	4,651
Adjusted EBITDA	81,616	61,689	82,887

Kemmerer Mine historical:
Kemmerer Mine revenue	144,261	104,863	139,734
Less Kemmerer Mine direct operating expenses	(112,648)	(90,186)	(117,572)
Adjusted EBITDA	31,613	14,677	22,162

Pro forma adjusted EBITDA	$113,229	$76,366	$105,049

Kemmerer Mine historical capital expenditures	$6,003	$17,889 (1)	$22,800 (1)
_____________________
(1)  Includes significant capital expenditures related to improvements at the Sorensen Tipple (completed).

Guarantor and Issuer Pro Forma Adjusted EBITDA Reconciliation:

	Year Ended December 31, 2010	Nine Months Ended September 30, 2011	Twelve Months Ended September 30, 2011
	(Unaudited)	(Unaudited)	(Unaudited)
	Dollars in thousands
Westmoreland Coal Company historical:
Net income (loss)	$(21,710)	$(34,333)	$(44,788)
Income tax (benefit)expense from continuing operations	74	545	283
Other (income) loss	3,311	2,854	6,422
Interest income	(423)	(357)	(474)
Loss on extinguishment of debt	-	17,030	17,030
Interest expense	10,388	12,942	15,540
Depreciation, depletion and amortization	18,419	13,939	18,555
Accretion of ARO and receivable	3,058	2,316	3,081
Amortization of intangible assets and liabilities, net	621	467	623
EBITDA	13,738	15,403	16,272
(Gain)/loss on sale of assets	117	213	303
Share-based compensation	4,049	3,808	4,651
Adjusted EBITDA	17,904	19,424	21,226

Kemmerer Mine historical:
Kemmerer Mine revenue	$144,261	$104,863	$139,734
Less Kemmerer Mine direct operating expenses	(112,648)	(90,186)	(117,572)
Adjusted EBITDA	31,613	14,677	22,162

Guarantor and issuer pro forma Adjusted EBITDA	$49,517	$34,101	$43,388

EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA are supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP.  EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA are included in this Current Report on Form 8-K because they are key metrics used by management to assess the Company’s operating performance and the Company believes that EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA are useful to an investor in evaluating the Company’s operating performance because these measures:

•
are used widely by investors to measure a company’s operating performance without regard to items excluded from the calculation of such terms, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired, among other factors;

•
help investors to more meaningfully evaluate and compare the results of the Company’s operations from period to period by removing the effect of the Company’s capital structure and asset base from its operating results; and

•	help investors to more meaningfully evaluate the effect of the Kemmerer Acquisition on the Company’s operations.

None of EBITDA, Adjusted EBITDA and Adjusted EBITDA is a measure calculated in accordance with GAAP.  The items excluded from EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA are significant in assessing the Company’s operating results.  EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation from, or as a substitute for, analysis of the Company’s results as reported under GAAP.  For example, EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA:

•	do not reflect the Company’s cash expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments;

•	do not reflect income tax expenses or the cash requirements necessary to pay income taxes;

•	do not reflect changes in, or cash requirements for, the Company’s working capital needs; and

•	do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on certain of the Company’s debt obligations.

In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA do not reflect any cash requirements for such replacements.  Other companies in the Company’s industry and in other industries may calculate EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA differently from the way that the Company does, limiting their usefulness as comparative measures.  Because of these limitations, EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA should not be considered as measures of discretionary cash available to the Company to invest in the growth of its business.  The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA only as supplemental data.

Projected Kemmerer EBITDA

The Company anticipates that it will close the Kemmerer Acquisition by the end of January 2012. Projected EBITDA for the Kemmerer mine for full calendar year 2012 is $28.0 to $34.0 million based on the following factors: (1) new contracted pricing on the industrial contracts; (2) historic volumes; and (3) historic productivity levels and operational costs.  We also are projecting 2012 capital expenditures for the Kemmerer Mine in the range of $2.0 to $5.0 million.

Significant Anticipated Variances Between 2011 and 2012 and Related Uncertainties

The Company expects a number of factors to result in differences in its results of operation, financial condition and liquidity in 2012 relative to 2011, including the following:

•	The Company expects increased revenues, profits and operating cash flows as a result of the Kemmerer Acquisition;

•
The Company expects its overall coal tons delivered to increase primarily as a result of the Kemmerer Acquisition and due to the fact that its 2011 tonnage sales were severely impacted by a record hydropower year and flooding issues;

•	The Company expects increased profits, as it does not expect a similar loss on debt extinguishment to occur in 2012 as that which occurred in 2011;

•	The Company expects an increase in its depreciation, depletion, amortization and accretion expenses in 2012 due primarily to the Kemmerer Acquisition;

•
The Company expects to make additional capital investments during 2012 in the range of $25 million to $35 million to improve its mining operations and decrease its equipment maintenance costs. Additionally, the Company expects to increase the investments made in acquiring coal reserves in 2012;

•
The Company expects higher overall levels of cash and liquidity throughout 2012 as a result of the Kemmerer Acquisition as well as a new revolving credit facility, if the Company enters into such a facility;

•	The Company expects higher overall levels of debt throughout 2012 as a result of a proposed offering of 10.75% senior secured notes due 2018 to be issued in 2012;

•	The Company expects an increase in the repayments of long-term debt resulting from the increase in scheduled repayments of the term debt for its subsidiary, Westmoreland Mining LLC;

•	The Company’s interest expense and interest payments may increase in 2012 due to a proposed offering of 10.75% senior secured notes due 2018 to be issued in 2012;

•	The Company expects its pension expenses and required contributions to increase as a result of the Kemmerer Acquisition;

•	The Company expects its postretirement medical expenses to increase as a result of the Kemmerer Acquisition; and

•	The Company expects increased bond collateral requirements due to the Kemmerer Acquisition.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “projected,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause our actual results to differ materially from results expressed or implied by the forward looking statements.  Examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Kemmerer Acquisition, including statements about operations at the Kemmerer mine after the acquisition (including years of estimated production), projected EBITDA and capital expenditures in 2012 for the Kemmerer mine and costs associated with liabilities assumed in the acquisition, the effect of the acquisition on our liquidity, the ability to close the Kemmerer Acquisition by the end of January or at all, whether the Company will enter into a new revolving credit facility and other such matters discussed in the “Risk Factors” section of our 2010 Annual Report on Form 10-K and subsequent quarterly reports filed on Form 10-Q.  Although we may from time to time voluntarily update our prior forward looking statements, we disclaim any commitment to do so except as required by securities laws.

Item 9.01.  Financial Statements and Exhibits

     (d)     Exhibits

Exhibit No.	Description

99.1	Purchase and Sale Agreement dated December 23, 2011 for Kemmerer Coal Mine Assets

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: January 17, 2012	By:	/s/ Kevin Paprzycki
Kevin Paprzycki Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Purchase and Sale Agreement dated December 23, 2011 for Kemmerer Coal Mine Assets